Worthington Industries Joe Hayek – VP & CFO August 08, 2019 Jefferies Industrials Conference

vision To be the TRANSFORMATIVE PARTNER for our customers, a POSITIVE FORCE in our communities and earn EXCEPTIONAL RETURNS.

WORTHINGTON INDUSTRIES overview Leading Industrial Manufacturing Domestic leader in flat rolled steel processing Global leader in pressure cylinders Industrial Products Consumer Products Oil & Gas Equipment Domestic leader in operator cabs for heavy equipment Leader in suspension ceiling solutions (WAVE) Market-leading joint ventures serving construction & automotive end-markets Worthington at a Glance: Founded in 1955 and headquartered in Columbus, OH Publicly traded on the NYSE under the ticker WOR 12,000 employees & 5,000 customers; 75 primarily non-union facilities in 10 countries Employee, customer, supplier and investor-centered philosophy FY 2019 Financial Metrics: Sales = $3,760 million Adj. EBITDA = $330 million Free Cash Flow = $113 million Net Debt / EBITDA = 2.0x Corporate Credit Ratings: BBB / Baa3

Value Drivers & Enablers Business Strategy

Three complementary value drivers are well established Measure performance and align incentives to drive: Data-driven decisions Goals that are focused, aligned and stretched LEAN transformation of all businesses and functions Short, rapid improvement Lean events accelerate change Eliminate waste at root cause Best practices & standard work Leverage Our Strong Culture Lead with safety & the Golden Rule Entrepreneurial innovation Profit sharing incentives TRANSFORMATION New Product Development Product Design & Engineering Customer & Market Research Advanced Technologies Innovation Strategy Experienced Leadership Executives with experience leading innovation at Procter & Gamble, Emerson Electric, Bristol Meyer, Elmer’s Products and Battelle Memorial Institute INNOVATION Market Leading Targets Increase exposure to attractive end markets Target industries/sectors we know Enhanced target evaluation process, due diligence and integration Focus On The Core Consolidate markets Enhance technology and know-how Build out product offering New Platforms Enter new lines of business to position the company for growth ACQUISITIONS

Business Strategy Operate and grow market leading businesses Measure and improve the profitability of our businesses via Transformation and LEAN Acquire higher margin, high cash return businesses Use innovation and new product development to accelerate organic growth Operating Principals Clearly communicated business strategies World class business system designed to maximize operating performance Use of data, analytics, innovation, and automation to improve our businesses Technology leader in our industries Rigorous capital discipline Financial Goals Increase margins, free cash flow and earnings consistency Maintain a strong capital base with modest leverage and ample liquidity Balanced capital allocation Leveraging our core competency as a diversified metals manufacturer

Growth through Acquisition

Over $3.1 billion of capital deployed FY 2009 to FY 2019 ($ millions) Quarterly dividend paid every quarter since becoming a public company in 1968 Nine consecutive years of dividend increases Balanced CAPITAL ALLOCATION STRATEGY Strong cash flows and significant liquidity support balanced approach to capital allocation focused on growth and rewarding shareholders Capital Expenditures Acquisitions Dividends Share Repurchases Focus on core businesses and selectively grow into new markets Focus on higher margin / high cash return businesses Reinvest in the business to create value and support growth FY2019 CapEx of $84.5 million Opportunistic approach has reduced share count 30% since FY 2010 9.0 million shares remaining on current authorization Growth Rewarding Shareholders

Market leader in key end markets Based on FY2019 results

FY 2019 Net Sales: $4.488 million (Including JV Ownership %) Operating/Equity Income(1): $239 million FY 2019 End-Markets Net Sales* excludes Restructuring and Impairment * Includes WOR share of unconsolidated JV sales totaling $729 million FY 2019 Operating/Equity Income(1) (1)FY2019 results were negatively impacted by a $13 million charge in Cylinders related to a tank replacement program in Q3 which is included in the numbers above.

Consolidated Results *FY2017 excludes pre-tax restructuring charges of $6 million ($0.07/share). FY2018 excludes pre-tax restructuring charges of $54 million ($0.45/share) as well as a one-time benefit of $0.49/share due to the Tax Cuts and Jobs Act. FY2019 excludes a pre-tax restructuring gain of $3 million ($0.01/share). **Excludes impact of estimated inventory holding gains/losses as follows: FY2017 $25 million gain ($0.25/share), FY2018 $18 million gain ($0.18/share), and FY2019 $4 million loss ($0.06/share). Note: FY2019 results were negatively impacted by a $13 million charge in Cylinders related to a tank replacement program in Q3 which is included in the numbers above. $ millions, except EPS FY2017 FY2018 FY2019 Sales $3,014 $3,582 $3,760 Adjusted EBITDA* $407 $397 $330 % of sales 13.5% 11.1% 8.8% Operating Income* $220 $195 $142 % of sales 7.3% 5.5% 3.8% EPS* $3.22 $3.05 $2.60 EPS** (excluding inventory holding gains/losses) $2.97 $2.87 $2.66 Avg Invested Capital $1,450 $1,696 $1,628 ROIC (Adj. EBIT/Avg. Inv. Cap.) 22.1% 17.3% 14.4%

SUCCESSFUL JOINT VENTURES

JVs managed to produce regular cash dividends that closely approximate earnings

MAKERS OF BETTER

Major Joint Ventures

Primarily serving automotive and construction end markets

	Business	Ownership	Created
WAVE	Architectural and acoustical grid ceilings	50%	1992
Serviacero	Steel processing in Mexico	50%	2005
ArtiFlex	Automotive tooling and stamping	50%	2011
ClarkDietrich	Metal framing for commercial construction	25%	2011

Successful Partnerships

- Successful JV portfolio built with trusted partners who help make a business better versus the alternative of going solo
- JVs managed to produce regular cash dividends that closely approximate earnings
- Two largest unconsolidated JVs (WAVE and ClarkDietrich) are market leaders with strong free cash flow

Generating meaningful cash flow and earnings



Equity in net income of unconsolidated affiliates
Distribution from unconsolidated affiliates
$160
$140
$120
$100
$80
$60
$40
$20
$0
$87
$78
$115
$87
$110
$102
$103
$90
$101
$101
2015
2016
2017
2018
2019

Note: FY19 dividends exclude special dividend from WAVE of $25M, along with $35M of cash proceeds from the international sale of WAVE. FY19 Equity Earnings also exclude a $4.0M impairment for CR Steel China.

12

Investment Highlights We are a market leader in metals related industrial manufacturing We have the tools in place to grow and improve margins Expanding offerings in higher margin, consumer and industrial products Innovation and Transformation 2.0 with LEAN are accelerating success Advanced price risk management capabilities reduce commodity price volatility We intend to grow via accretive and value enhancing acquisitions Focus on core businesses and selectively grow into new markets Focus on higher margin / high cash return businesses Experienced acquirers with enhanced due diligence and integration capabilities We have a strong capital base, significant liquidity and reward shareholders $750mm of long term debt at 4.90% and over $600mm of available liquidity as of May 31, 2019 Nine consecutive years of dividend increases and 30% share reduction since FY 2010 questions

Contact Marcus A. Rogier Treasurer & Investor Relations Officer 614.840.4663 Marcus.Rogier@WorthingtonIndustries.com Safe Harbor Statement Worthington Industries wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act"). Statements by the Company which are not historical information constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include risks described from time to time in the Company's filings with the Securities and Exchange Commission.